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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------


                                    Form 8-K
              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  ------------


                         JANUARY 9, 2001 (JANUARY 5, 2001)
                  (DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED))


                               CENDANT CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           DELAWARE                     1-10308               06-0918165
  (STATE OR OTHER JURISDICTION    (COMMISSION FILE NO.)   (I.R.S. EMPLOYER
OF INCORPORATION OR ORGANIZATION)                        IDENTIFICATION NUMBER)

      9 WEST 57TH STREET
         NEW YORK, NY                                            10019
 (ADDRESS OF PRINCIPAL EXECUTIVE)                              (ZIP CODE)



                                 (212) 413-1800
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)



                                      NONE
       (FORMER NAME, FORMER ADDRESS AND FORMER FISCAL YEAR, IF APPLICABLE)


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ITEM 5.  OTHER EVENTS

         EXCEPT AS EXPRESSLY INDICATED OR UNLESS THE CONTEXT OTHERWISE REQUIRES, "CENDANT", "WE", "OUR", OR "US" MEANS CENDANT CORPORATION, A DELAWARE CORPORATION, AND ITS SUBSIDIARIES.

         On January 5, 2001, we issued a press release announcing that Kevin M. Sheehan, currently president, corporate and business affairs at Avis Group Holdings, Inc. will be appointed as chief financial officer of Cendant subject to completion of our acquisition of Avis. Effective as of January 5, 2001, Cendant's Executive Vice President, Finance and Treasurer, Duncan H. Cocroft, will serve as CFO on an interim basis. Mr. Cocroft also serves as CFO of PHH Corporation, Cendant's wholly owned finance subsidiary. David M. Johnson, Cendant's current CFO, has decided to pursue opportunities outside of Cendant.

         A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference in its entirety.


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                                    SIGNATURE



   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    CENDANT CORPORATION



                                    BY: /s/ James E. Buckman
                                        ---------------------------------
                                        James E.  Buckman
                                        Vice Chairman
                                        and General Counsel


Date: January 9, 2001


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                               CENDANT CORPORATION
                           CURRENT REPORT ON FORM 8-K
                 REPORT DATED JANUARY 9, 2001 (JANUARY 5, 2001)


                                  EXHIBIT INDEX


EXHIBIT NO.    DESCRIPTION
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99.1           Press Release: Cendant Corporation Announces Kevin M. Sheehan
               to be appointed Chief Financial Officer of Cendant Corporation.